UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 8, 2015

LEATT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54693	20-2819367
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

50 Kiepersol Drive, Atlas Gardens, Contermanskloof Road,
Durbanville, Western Cape, South Africa, 7441
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: +(27) 21-557-7257

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Innovate Consulting Agreement

On July 8, 2015, Leatt Corporation (the “Company”), entered into a consulting agreement (the “Consulting Agreement”) with Innovate Services Limited (“Innovate”), a Seychelles limited company in which, Dr. Christopher Leatt, the Company’s founder, chairman and executive director of research and development is a beneficiary. Pursuant to the terms of the Consulting Agreement, Innovate has agreed to serve as the Company’s exclusive research, development and marketing consultant in exchange for a monthly fee of $35,639; provided that Dr. Leatt personally performs the services to be performed by Innovate under the Agreement (the “Services”) pursuant to a separate employment agreement between Innovate and Dr. Leatt (the “Employment Agreement”). The parties further agreed that all intellectual property generated in connection with the Services provided under the Consulting Agreement will be the sole property of the Company. The Consulting Agreement is effective as of March 15, 2015, and will continue unless terminated by either party in accordance with its terms. Either party has the right to terminate the Consulting Agreement upon 6 months' prior written notice, except that the Consulting Agreement may be terminated immediately without notice if the Services to performed under the Consulting Agreement cease to be performed by Dr. Leatt or for any other material breach of the Agreement by any of the parties. The parties have agreed to settle any dispute under the Consulting Agreement through arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (AAA), and that the resulting arbitration award will be final and binding on both parties and will not be subject to any appeal.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Consulting Agreement and the transactions contemplated thereby or a complete explanation of the materials thereof. The foregoing description is qualified in its entirety by reference to the Consulting Agreement and the Employment Agreement attached hereto as Exhibits 10.1 and 10.2.

Leatt Side Letter Agreement

Simultaneously with the closing of the Consulting Agreement, the Company entered into a Side Letter Agreement, dated July 8, 2015, with Dr. Leatt (the “Side Letter”), pursuant to which the parties agreed to terminate Dr. Leatt’s existing employment agreement, dated as of May 15, 2014, with the Company in its entirety, in lieu of Dr. Leatt undertaking to perform the services under the Consulting Agreement. Under the terms of the Side Letter, Dr. Leatt also agreed, among other things: (1) not to perform services similar to the services provided under the Consulting Agreement for any current or future, direct or indirect competitor of the Company or any similar company; (2) not to solicit any current or future employees of the Company for employment with Innovate or any other entity with which he may become affiliated, or to contact or solicit any current or future stockholder or investor of the Company in connection with any matter that is not directly related to the ongoing or future business operations of the Company; and (3) that he will apprise the Company of any business opportunity that he becomes aware of that could benefit the Company so that the Company, can in its sole discretion, make a determination regarding whether to pursue such opportunity in the best interest of the Company and its stockholders. Dr. Leatt further agreed to continue dedicating a majority of his time on matters related to performance of his duties as a director of the Company and to the fulfillment of his obligations to the Company’s research and development efforts under the Consulting Agreement, and the Company will have the right to adjust the amount of the fees payable under the Consulting Agreement to the extent of any substantial diminution in his fulfillment of such duties and obligations.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Letter Agreement and the transactions contemplated thereby. The foregoing description is qualified in its entirety by reference to the Side Letter attached hereto as Exhibit 10.3.

Director Agreement

The Company also entered into a Director Agreement, dated July 8, 2015, with Dr. Leatt (the “Director Agreement”), pursuant to which Dr. Leatt agreed to devote as much time as is necessary to perform the duties of a director of the Company, including duties as a member of any committees that he may be appointed to by the Board of Directors, including but not limited to assisting the Company with the development of business and new business strategies relating to the objectives of the Company, participation in the Company’s investor relations activities, including road shows and shareholder communication activities, and participation in corporate strategy decisions of the Company. Dr. Leatt will receive a base fee of $5,000 per month as compensation for his services, and the Company has agreed to indemnify him to the full extent allowed by law except where such indemnification is prohibited due to intentional misconduct, fraud or knowing violation of law. Either party may terminate the Director Agreement at any time upon six months' written notice unless he resigns from his position or is removed by shareholders of the Company prior to such termination.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Director Agreement or a complete explanation of the terms and conditions thereof. The foregoing description is qualified in its entirety by reference to the Director Agreement attached hereto as Exhibit 10.4.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Simultaneously with the closing of the Consulting Agreement, the Company and Dr. Leatt agreed to terminate his existing employment agreement with the Company, effective immediately. The duties and obligations currently performed by Dr. Leatt under his employment agreement will now be performed pursuant to the Consulting Agreement, the Side Letter and the Director Agreement discussed in Item 1.01 above and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit	Description
No.
10.1	Consulting Agreement, dated July 8, 2015, between Innovate Services Limited and Leatt Corporation
10.2	Employment Agreement, dated July 8, 2015, between Innovate Services Limited and Dr. Christopher Leatt.
10.3	Side Letter Agreement, dated July 8, 2015, between Leatt Corporation and Dr. Christopher Leatt.
10.4	Director Agreement, dated July 8, 2015, between Leatt Corporation and Dr. Christopher Leatt.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEATT CORPORATION

Dated: July 8, 2015	By:	/s/ Sean Macdonald
Sean Macdonald
Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
No.
10.1	Consulting Agreement, dated July 8, 2015, between Innovate Services Limited and Leatt Corporation
10.2	Employment Agreement, dated July 8, 2015, between Innovate Services Limited and Dr. Christopher Leatt.
10.3	Side Letter Agreement, dated July 8, 2015, between Leatt Corporation and Dr. Christopher Leatt.
10.4	Director Agreement, dated July 8, 2015, between Leatt Corporation and Dr. Christopher Leatt.